Exhibit 10.1

FIRST AMENDMENT TO THE TRUIST FINANCIAL CORPORATION NON-QUALIFIED DEFINED CONTRIBUTION PLAN

WHEREAS, Truist Financial Corporation (the “Company”) maintains the Truist Financial Corporation Non-qualified Defined Contribution Plan (the “Plan”), as most recently amended and restated effective January 1, 2025;

WHEREAS, the Company desires to amend Article IV of the Plan to remove direct competition as a basis for forfeiture of a Participant’s Matching Account;

WHEREAS, Article 13 of the Plan provides that, if the financial impact on the Company of an amendment is below the Sarbanes-Oxley materiality threshold, a Senior Executive Vice President of the Company may amend the Plan; and

WHEREAS, it has been determined that the financial impact on the Company of this amendment is below the Sarbanes-Oxley materiality threshold.

NOW, THEREFORE, BE IT RESOLVED, that, effective as of the date of execution of this First Amendment, the Plan is hereby amended in the respects hereinafter set forth:

Article IV of the Plan is deleted in its entirety and replaced with the following:

ARTICLE IV
NONFORFEITABILITY OF ACCOUNTS

            Upon Separation from Service, the interest of a Participant in his Salary Reduction Account as well as his Matching Account shall not be subject to forfeiture; provided, however, that in the event the Participant has engaged in misconduct, including, but not limited to, embezzlement, larceny, theft, and other dishonest acts affecting the Employer, such Participant shall forfeit the entire interest in his Matching Account.

BE IT FURTHER RESOLVED, that, effective as of the date hereof, the appropriate officers of the Company are hereby empowered to approve or authorize, as the case may be, such further action and the preparation, execution, and delivery of all such instruments and documents, and each of them hereby is authorized to take all further action and to execute and deliver such further instruments and documents, in the name of the Company, with such modifications not materially affecting their provisions as he or she may deem necessary or appropriate in order to fully carry out the intent and accomplish the purpose of this First Amendment.

Executed on this 25 of August , 2026
                        TRUIST FINANCIAL CORPORATION

By: /s/ Kimberly Moore-Wright

Title: Senior Executive Vice President, Chief Teammate
Officer